                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     --------------------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 14, 1997





                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
             (Exact name of Registrant as specified in its charter)



           Delaware                       0-11656                22-1807533
 (State or other jurisdiction      (Commission File Number)     (I.R.S. EIN)
        of incorporation)



Two Nationwide Plaza, Suite 760, Columbus, Ohio                    43215
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (614) 221-6000





                                    NO CHANGE
          (Former name or former address, if changed since last report)
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Item 9.           Recent Sales of Unregistered Securities.

                  (a)      Date:                     February 14, 1997.

                           Title:           1)       Series 1 Registered Bonds.

                                            2)       Series 1 Warrants.

                           Amount:          1)       A series of thirty-three
                                                    (33) bonds totalling Five
                                                     Million Swiss Francs (Fr
                                                     5,000,000.00) in the
                                                     following denominations:

                                                     (i)      Bond No.1 = 1
                                                              Million Swiss
                                                              Francs
                                                              (Fr 1,000,000.00)

                                                     (ii)     Bonds No. 2 and
                                                              No. 3 = Five
                                                              Hundred Thousand
                                                              Swiss Francs
                                                              (Fr 500,000.00)

                                                     (iii)    Bonds No. 4 - No.
                                                              33 = One Hundred
                                                              Thousand Swiss
                                                              Francs
                                                              (Fr 100,000.00).

                                            2)       Warrants to purchase a
                                                     total of Three Hundred
                                                     Thousand (300,000) shares
                                                     of common stock of The
                                                     Wendt-Bristol Health
                                                     Services Corporation at a
                                                     rate of Two Dollars (US
                                                     $2.00) per share evidenced
                                                     by thirty-three (33)
                                                     certificates in the
                                                     following amounts:

                                                     (i)      Warrant No. 1
                                                              exercisable into
                                                              Sixty Thousand
                                                              (60,000) shares

                                                     (ii)     Warrants No.2 and
                                                              No. 3 each
                                                              exercisable into
                                                              Thirty Thousand
                                                              (30,000) shares

                                                     (iii)    Warrants No. 4 -
                                                              No. 33 each
                                                              exercisable into
                                                              Six Thousand
                                                              (6,000) shares.

                                            3)       The Company converted the
                                                     Five Million Swiss Francs
                                                     (Fr 5,000,000.00) into
                                                     Three Million Four
                                                     Hundred Seventeen Thousand
                                                     and xx/100 Dollars (US
                                                     $3,417,000.00).

                  (b)      No underwriter.   The bonds and warrants were sold
                           to European investors.

                  (c) The total offering price for the bonds was Five Million Swiss Francs (Fr 5,000,000.00) with no underwriting discounts or commissions.

                           The warrants are exercisable at a price of Two Dollars (US $2.00) per share of common stock with no underwriting discounts or commissions.

                  (d) The exemption relied upon is Regulation S. Both the bonds and the warrants were sold in an offshore transaction to European investors and were issued in the name of a Swiss bank. Therefore, the transaction complied with the requirement that the offer not be made to a U.S. person and that the buy order be originated when the purchaser is outside of the United States. Additionally, no directed selling efforts were engaged in, since no activities with the potential to condition the United States' market for the sale of the securities were conducted. Furthermore, the sales qualify for Regulation S's second safe harbor, as the issuer is a reporting issuer and has met all the offering restrictions imposed by the safe harbor. Namely, the certificates are properly legended as required by Regulation S (see Section 1.5 of the bonds and Section 1.6 of the warrants attached hereto as exhibits) and inform the holder of the transactional requirements imposed during the restricted period. Additionally, as is set forth in section (e) below, certain conditions were imposed upon the exercise of the warrants, as required by Section 902(m) of Regulation S.

                  (e) There are no terms of conversion or exercise for the bonds. The warrants provide that the registered owner may, on or after March 27, 1997, from time to time, exercise the warrants to purchase fully paid and nonassessable shares of Common Stock of The Wendt-Bristol Health Services Corporation at a price of Two Dollars (US $2.00) per share, provided the registered owner is outside the United States upon exercise. Additionally, the registered owner must provide written certification that the purchaser is not a "U.S. person" as defined in Section 902(o) of Regulation S and that the warrant is not being exercised on behalf of a "U.S. person." In the alternative, the written opinion of counsel to the effect that the warrant and underlying securities are exempt from registration or have been registered may be provided.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WENDT-BRISTOL HEALTH
                                             SERVICES CORPORATION


Dated:  February 28, 1997                  By: /s/ Sheldon A. Gold
                                               --------------------------------
                                                 Sheldon A. Gold, President

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     --------------------------------------


                            THE WENDT-BRISTOL HEALTH
                              SERVICES CORPORATION


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                                    EXHIBITS


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                                  EXHIBIT INDEX

         EXHIBIT                                                                      PAGE NO.
         -------                                                                      --------
             1             Series 1 Bond dated February 14, 1997, by and                 6
                           between The Wendt-Bristol Health Services Corporation
                           and Societe Generale Bank & Trust, or registered
                           assigns, with Schedule 1

             2             Series 1 Warrant dated February 14, 1997, by and              11
                           between The Wendt-Bristol Health Services Corporation
                           and Societe Generale Bank & Trust, or registered
                           assigns, with Schedule 1

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